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                                                                    EXHIBIT 23.2

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in to this registration statement of our report dated March 1, 2001, included in Argosy Education Group, Inc. and Subsidiaries' Form 10-K/A for the year ended August 31, 2000, and to all references to our Firm included in this registration statement.

                                        /s/ Arthur Andersen LLP

Chicago, Illinois
October 29, 2001